UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2011
Date of Report (Date of earliest event reported)

MAINLAND RESOURCES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52782	90-0335743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Waterway Avenue, Suite 300 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

(281) 362-2861
Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ X ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01       Regulation FD Disclosure

On March 25, 2011, Mainland Resources, Inc. (the "Company") issued a news release announcing that, in accordance with the Canadian National Securities Administrators' National Instrument 51-101, Standards of Disclosure for Oil and Gas Activities ("NI-1010"), the Company has filed the following documents on the Canadian Securities Administrators' System for Electronic Document Analysis and Retrieval (SEDAR):

(a)       Form 51-101F1 - Statement of Reserve Data and Other Oil and Gas Information;

(b)       Form 51-101F2 - Report on Reserves Data by Independent Qualified Reserves Evaluator; and

(c)       Form 51-101F3 - Report of Management and Directors on Oil and Gas Disclosure.

The above documents contain information with respect to the Company's reserves as at the Company's fiscal year ended February 28, 2010, as required under NI 51-101. The forms are not required to be produced or filed under U.S. securities laws or regulations but are required to be produced and filed under Canadian NI 51-101.

A copy of the press release is included as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibits.
Exhibit Number	Description
99.1	Press release of Mainland Resources, Inc. dated March 25, 2011*

*          Included herewith.

Important Additional Information Has Been And Will Be Filed With The SEC

In connection with the proposed merger transaction with American Exploration announced on March 23, 2010, Mainland has field, and intends to file, relevant materials with the United States Securities and Exchange Commission (the "SEC"), including a Registration Statement on Form S-4 filed with the SEC on December 1, 2010, as amended on Form S-4/A (Amendment No. 1) filed with the SEC on March 18, 2011 (the "Registration Statement"), but which has not been declared effective by the SEC. The Registration Statement includes a preliminary prospectus and related materials to register the securities of Mainland to be issued in exchange for securities of American Exploration. The Registration Statement incorporates a joint proxy statement/prospectus (the "Proxy Statement/Prospectus") that Mainland and American Exploration plan to file with the SEC and mail to their respective stockholders in connection with obtaining stockholder approval of the proposed merger. The Registration Statement and the Proxy Statement/Prospectus contain important information about Mainland, American Exploration, the merger and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus when they become available, and other documents filed with the SEC by Mainland and American Exploration, through the web site maintained by the SEC at www.sec.gov. Mainland's security holders will also receive information at an appropriate time on how to obtain these documents free of charge from the Mainland. In any event, documents filed by Mainland with the SEC may be obtained free of charge by contacting the Company at: Mainland Resources, Inc.; Attention: Mr. William Thomas, CFO; 21 Waterway Avenue, Suite 300, The Woodlands, Texas 77380; Facsimile: (713) 583-1162.

2.

Each of Mainland and American Exploration, and their respective directors and executive officers, also may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MAINLAND RESOURCES, INC.
DATE: March 25, 2011	By: /s/ William D. Thomas William D. Thomas Chief Financial Officer/Treasurer

3.